UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	January 5, 2007

Premier Exhibitions, Inc.

(Exact name of Registrant as Specified in Charter)

Florida	000-24452	20-1424922

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3340 Peachtree Road, Suite 2250, Atlanta, Georgia		30326

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(404) 842-2600

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On January 9, 2007, Premier Exhibitions, Inc. (the “Company”) issued a press release regarding its results of operations and financial condition for its quarter and nine-months ended November 30, 2006. The Company’s press release is attached as Exhibit 99.1 to this Form 8-K.
Item 8.01. Other Events.
     On January 5, 2007, the Company issued a press release to announce a conference call to discuss the Company’s results of operations and financial condition for its quarter and nine-months ended November 30, 2006. The Company’s press release also announced its results of operations for the eight day holiday week from December 26, 2006 to January 2, 2007. The Company’s press release is attached as Exhibit 99.2 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 9, 2007 of Premier Exhibitions, Inc.

99.2	Press Release dated January 5, 2007 of Premier Exhibitions, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.

Date: January 9, 2007	By:	/s/ Arnie Geller

Arnie Geller
President and Chief Executive Officer